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                                   EXHIBIT 10

                    1983 Restricted Stock Plan, as amended.






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                                   EXHIBIT 10


                           NATIONAL DATA CORPORATION

                           1983 RESTRICTED STOCK PLAN


         1. Purpose. The purpose of the National Data Corporation 1983 Restricted Stock Plan (the "Plan") is to advance the interests of National Data Corporation (the "Company") by encouraging and enabling key employees of the Company and its Subsidiaries to acquire a financial interest in the Company through awards of Restricted Stock under the Plan. The Company believes that the Plan will also aid the Company and its Subsidiaries in attracting and retaining outstanding key employees and in stimulating the efforts of such employees to work for the success of the Company.

         2.      Definitions.

                 (a) Award Date shall mean the date the Committee makes an award of Restricted Stock to a Grantee under the Plan. The Award Date shall be set forth on the Restricted Stock Agreement with respect to such award of Restricted Stock.

                 (b) Committee shall mean the Restricted Stock Committee as defined in Section 3 of the Plan.

                 (c) Common Stock shall mean the Company's $.125 par value common stock.

                 (d) Company shall mean National Data Corporation, a Delaware corporation.

                 (e) Grantee shall mean an employee of the Company or a subsidiary who receives an award of Restricted Stock under the Plan.

                 (f) Permanent Disability shall mean a permanent disability as defined in Section 105(d)(4) of the Internal Revenue Code of 1954, as amended.

                 (g) Plan shall mean the National Data Corporation 1983 Restricted Stock Plan, effective July 11, 1983.






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                 (h)      Restricted Period shall mean the period during which
any Common Stock awarded by the Committee to a Grantee under the Plan remains in escrow prior to its release to the Grantee.

                 (i) Restricted Stock shall mean Common Stock which has been awarded to a Grantee under the Plan and which remains in escrow prior to its release to the Grantee.

                 (j) Restricted Stock Agreement shall mean a written agreement in such form as the Committee shall approve that evidences the terms and conditions of an award of Restricted Stock under the Plan.

                 (k) Subsidiary shall have the meaning set forth in the applicable provisions of the Internal Revenue Code of 1954, as amended.

         (1) Termination of Employment of a Grantee shall be deemed to have occurred as of the date that is recorded in the ordinary course in the Company's books and records as the date of such termination in accordance with the then prevailing practices and procedures of the Company. Whether military, government or other service or other leave of absence shall constitute a Termination of Employment shall be determined in each case by the Committee in its discretion, and any determination by the Committee shall be final and conclusive. If any corporation ceases to be a Subsidiary of the Company, the employment of any Grantee employed by such corporation shall be deemed to have terminated unless such Grantee becomes an employee of the Company or another Subsidiary of the Company simultaneously with or prior to the date such corporation ceases to be a Subsidiary of the Company.

         3. Administration. The Plan shall be administered, construed and interpreted by a Restricted Stock Committee consisting of not less than three members of the Board of Directors of the Company appointed by the Board of Directors. The Board of Directors may also from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee.

                 The Committee shall from time to time select the key employees of the Company who shall be awarded Restricted Stock under the Plan. The Committee also shall determine the number of





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shares of Common Stock to be awarded to each key employee and the terms and conditions of each individual Restricted Stock Agreement by and between the Company and the holder of the Restricted Stock. The interpretation and construction by the Committee of any provision of or term used in the Plan or any Restricted Stock Agreement and any determination by the Committee pursuant to any provision of the Plan shall be final and conclusive.

                 Business shall be transacted by a majority vote of the members of the Committee, and any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. No member of the Committee shall be liable for any action or determination made in good faith, and members of the Committee shall be entitled to indemnification and reimbursement from time to time for expenses incurred in defense of such good faith action or determination.

         4. Eligibility. Restricted Stock under the Plan may be awarded to key employees of the Company or of one or more of the present or future Subsidiaries of the Company who, in the opinion of the Committee, are contributing significantly to the effective management and supervision of the business of the Company or its Subsidiaries. Restricted Stock may be awarded under the Plan only to persons who are employed by the Company or one of its subsidiaries at the time of the award. The fact that an employee is a member of the Board of Directors of the Company shall not make him ineligible for an award of Restricted Stock unless he is also a member of the Committee and his vote is required to secure a majority vote in favor of the award of his Restricted Stock.

         5. Shares Subject to Plan. The shares subject to the Plan shall be authorized but unissued shares or treasury shares of the Company's Common Stock. Subject to readjustment in accordance with the provisions of Section 7 of the Plan, the maximum number of shares of Common Stock which may be awarded as Restricted Stock under the Plan shall be 100,000, and the adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 100,000 shares of Common Stock for issuance only upon the award of Restricted Stock under the Plan. In the event that any Restricted Stock awarded under the Plan for any reason is forfeited by a Grantee prior to the end of the Restricted Period applicable





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to such Restricted Stock, the forfeited shares shall become treasury shares and may be awarded again as Restricted Stock under the Plan.

         6. Terms and Conditions of Awards. Restricted Stock awarded under the Plan shall be evidenced by certificates of Common Stock issued in accordance with Section 6(c) of the Plan and subject to Restricted Stock Agreements in such form as the Committee shall approve from time to time. The terms and conditions of each Restricted Stock Agreement shall be consistent with the terms and conditions set forth below, but the Committee may provide for additional terms and conditions, not in conflict with the provisions of the Plan, as it deems advisable.

                 (a) Number of Shares, Award Date and Restricted Period. Each Restricted Stock Agreement shall state the total number of shares of Common Stock to which it pertains, the date on which the award of Restricted Stock was made by the Committee ("Award Date"), and the Restricted Period or Periods with respect to the Restricted Stock so awarded. The number of shares awarded and the Restricted Period or Periods may be different for different awards and for different Grantees.

                 (b) Discretionary Conditions. Each Restricted Stock Agreement shall also be subject to such additional discretionary conditions as the Committee may determine, including, but not limited to, terms and conditions for compliance with federal and state securities laws and methods of withholding or providing for the payment of taxes. The Committee may specify different terms and conditions for different awards of Restricted Stock and for different Grantees.

                 (c) Issuance of Shares. The Company shall issue a certificate or certificates for the shares subject to a Restricted Stock Agreement, such certificate or certificates to evidence ownership of the shares subject to the Agreement. Where a Restricted Stock Agreement specifies different Restricted Periods for portions of the shares so awarded, the Company shall issue a separate certificate for each such portion of shares. Each certificate issued for shares awarded to a Grantee under the Plan shall be registered in his name and shall be deposited with the Company or its designee in an escrow account, together with stock powers or other instruments of transfer appropriately endorsed in blank by the Grantee. Each certificate shall bear a legend in substantially the following form:





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         "This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the National Data Corporation 1983 Restricted Stock Plan and a Restricted Stock Agreement between the registered owner of the shares represented hereby and National Data Corporation. Release from such terms and conditions shall obtain only in accordance with the provisions of such Plan and Agreement, copies of which are on file in the office of the Secretary of National Data Corporation."

                 (d)      Release of Shares.  Subject to the conditions of
Section 6(g), (h) and (i) of the Plan regarding Termination of Employment, death or Permanent Disability, or acceleration of a Restricted Period, the Company shall release from escrow and deliver to the Grantee or his legal representative, free of the legend described in Section 6(c) above, the certificate evidencing the Restricted Stock on the date the Restricted Period expires with respect to such certificate.

                 (e) Restrictions on Transfer of Shares. Shares awarded under the Plan, and the right to vote such shares and to receive dividends thereon, may not, except as otherwise provided in the Plan, be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, except as herein provided, during the Restricted Period applicable to such shares, respectively, and no such sale, assignment, transfer, exchange, pledge, hypothecation, or encumbrance, whether made or created by voluntary act of the Grantee or of any agent of such Grantee or by operation of law, shall be recognized by, or be binding upon, or shall in any manner affect the rights of, the Company or any agent or any custodian holding certificates for such shares during the applicable Restricted Period, pursuant to the provisions of the Plan.

                 (f) Rights of Grantee During Restricted Period. Except as otherwise provided in the Plan, the Grantee shall, during the Restricted Period, have all of the other rights of a stockholder with respect to shares awarded to such Grantee including, but not limited to, the right to receive such cash dividends, if any, as may be declared on such shares from time to time, and the right to vote (in person or by proxy) such shares at any meeting of stockholders of the Company. Any stock dividends declared with respect to Restricted Stock shall not be delivered to the Grantee, but instead shall be held as Restricted





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Stock under the same terms and conditions as the Restricted Stock with respect to which such stock dividends are issued.

                 (g) Termination of Employment. If a Grantee has a Termination of Employment with the Company or a Subsidiary, for any reason other than death or Permanent Disability, then (subject to Section 6(i) of this Plan), in that event, all shares theretofore awarded to such Grantee with respect to which there still remains an unexpired portion of a Restricted Period shall, upon such Termination of Employment, be forfeited by such Grantee to the Company, without the payment of any consideration by the Company, and neither the Grantee nor any successors, heirs, assigns, or personal representatives of the Grantee shall thereafter have any further rights or interest in such shares or certificates, and the Grantee's name shall thereupon be deleted from the list of the Company's stockholders with respect to such shares.

                 (h) Death or Permanent Disability. If the Grantee has a Termination of Employment with the Company or a Subsidiary by reason of death or Permanent Disability, the Restricted Period to which any shares of the Grantee are subject shall be deemed to have expired as of the date of death or Permanent Disability.

                 (i)      Committee Acceleration Power.  Notwithstanding
Section 6(g) above, if a Grantee has a Termination of Employment with the Company or a Subsidiary for any reason other than death or Permanent Disability, the Committee shall have the power to accelerate the release to the Grantee of Restricted Stock theretofore awarded to such Grantee, upon such terms and conditions as the Committee may deem advisable.

         7.      Adjustments.

                 (a) Recapitalization. In the event that, after the effective date of the Plan, the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in stock, appropriate adjustments shall be made by the Committee in the number and kind of shares or other securities which may be awarded under the Plan. In addition, the Committee upon the occurrence of such an event shall





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make appropriate adjustments in the number and kind of shares or other securities which the Company holds in escrow during any Restricted Periods. Any fractional shares resulting from any of the foregoing adjustments under this subparagraph (a) shall be disregarded and eliminated. All adjustments made by the Committee under this subparagraph (a) shall be final and conclusive.

                 (b) Reorganizations; Liquidation. If the Company shall be a party to any reorganization involving a merger, consolidation or acquisition of the stock or the assets of the Company, the Committee, in its discretion, may:

                          (A)     Accelerate the release of any and all
Restricted Stock immediately, notwithstanding the provisions of the respective Restricted Stock Agreements with respect to such shares; or

                          (B)     Notify all Grantees that as of the date of
merger, consolidation, or acquisition, the Restricted Stock then held in escrow for the Grantee shall no longer be the Common Stock of the Company, but instead shall be the applicable securities of the resulting corporation, with appropriate adjustments as determined by the Committee in its discretion. The applicable securities of the resulting corporation shall continue to be held in escrow as Restricted Stock under this Plan under the same terms and conditions as applied when such Restricted Stock was Common Stock of the Company.

                          The adoption of a plan of dissolution or liquidation
by the Board of Directors and the stockholders of the Company shall cause all shares of Restricted Stock to be released immediately to the Grantee, notwithstanding the provisions of the respective Restricted Stock Agreements regarding such shares. In the event of the adoption of a plan of dissolution or liquidation in connection with a reorganization as described in the first sentence of this subparagraph (b), however, the immediately preceding sentence of this subparagraph (b) shall not apply, and any Restricted Stock shall instead be governed by and be subject to the provisions of the first sentence of this subparagraph (b).

                          (C)     Rights or Warrants.  If any rights or
warrants to subscribe for additional shares of Common Stock are given pro rata to holders of outstanding shares of the Common Stock, each Grantee under the Plan shall be entitled to the same rights or warrants as holders of the outstanding shares with respect to such portion of the Grantee's Restricted Stock which is then held in





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escrow; provided, however, that the Committee may in its discretion set forth special terms and conditions concerning the exercise of such rights or warrants by holders of Restricted Stock and shall determine whether and to what extent such shares of Common Stock subscribed to by holders of Restricted Stock shall become Restricted Stock or shall be released to the Grantee free and clear of any restrictions under this Plan.

         8.      Effective Date and Termination of Plan.

                 (a) Effective Date. The effective date of the Plan shall be July 11, 1983, the date of its adoption by the Board of Directors of the Company.

                 (b) Termination. The Plan shall terminate ten years after its effective date, but the Board of Directors may terminate the Plan at any time prior to such date. Termination of the Plan shall not alter or impair any of the rights or obligations theretofore granted under the Plan unless the Grantee shall so consent.

         9. Amendment. The Board of Directors of the Company by majority vote may at any time and from time to time amend the Plan in such respects as it shall deem advisable; provided, however, that without the approval of the stockholders of the Company, no such amendment shall change:

                 (a) The maximum number of shares of Common Stock which may be granted under the Plan (except by operation of the adjustment provisions of the Plan); or

                 (b) The date on which the Plan will terminate as provided by Section 8(b) of the Plan; or

                 (c) The provisions of Section 4 of the Plan relating to the determination of key employees to whom Restricted Stock may be awarded; or

                 (d) The provisions of the Plan in such a manner so as to increase materially (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended) the benefits accruing under the Plan.





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                   AMENDMENT TO THE NATIONAL DATA CORPORATION
                           1983 RESTRICTED STOCK PLAN


1. The National Data Corporation 1983 Restricted Stock Plan (the "Plan") is hereby amended by deleting the second full sentence in Section 5 thereof in its entirety and substituting in lieu thereof the following:

         "Subject to adjustment in accordance with the provisions of paragraph 7 of the Plan, the maximum number of shares of Common Stock which may be granted under the Plan prior to the approval of the amendments to the Plan by the Company's stockholders at the 1991 Annual Meeting of Stockholders shall be 100,000 and the adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 175,000 shares of Common Stock for issuance under the Plan. Effective upon the approval of the amendments to the Plan by the Company's stockholders at the 1991 Annual Meeting of Stockholders, subject to adjustment in accordance with the provisions of paragraph 7 of the Plan, the maximum number of shares of Common Stock which may be granted under the Plan shall be increased to 175,000."

2. The Plan is further amended by hereby deleting the first full sentence in Section 8(b) thereof in its entirety and substituting in lieu thereof the following:

         "The Plan shall terminate on July 11, 2003, but the Board of Directors may terminate the Plan at any time prior to such date."

3. The above amendments to the Plan were effective November 21, 1991 upon their approval by the holders of a majority of the shares of Common Stock of the Company represented and entitled to vote at the 1991 Annual Meeting of Stockholders at which a quorum was present.

4. Except as amended herein, the Plan as adopted shall remain in full force and effect in accordance with its terms.



                                           /s/ E. Michael Ingram
                                           -----------------------------
                                           E. Michael Ingram
                                           General Counsel and Secretary






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                   AMENDMENT TO THE NATIONAL DATA CORPORATION
                           1983 RESTRICTED STOCK PLAN


1. The National Data Corporation 1983 Restricted Stock Plan (the "Plan") is hereby amended by deleting the second full sentence in Section 5 thereof in its entirety and substituting in lieu thereof the following:

         "Subject to adjustment in accordance with the provisions of paragraph 7 of the Plan, the maximum number of shares of Common Stock which may be granted under the Plan prior to the approval of the amendments to the Plan by the Company's stockholders at the 1992 Annual Meeting of Stockholders shall be 175,000, and the adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 175,000 shares of Common Stock for issuance under the Plan. Effective upon the approval of the amendments to the Plan by the Company's stockholders at the 1992 Annual Meeting of Stockholders, subject to adjustment in accordance with the provisions of paragraph 7 of the Plan, the maximum number of shares of Common Stock which may be granted under the Plan shall be increased to 325,000, and the adoption on August 17, 1992 of certain amendments to the Plan by the Board of Directors of the Company shall constitute the reservation of an additional 150,000 shares of Common Stock for issuance under the Plan."

2. The above amendments to the Plan were effective November 19, 1992 upon their approval by the holders of a majority of the shares of Common Stock of the Company represented and entitled to vote at the 1992 Annual Meeting of Stockholders at which a quorum was present.

3. Except as amended herein, the Plan as adopted shall remain in full force and effect in accordance with its terms.


                                           /s/ E. Michael Ingram
                                           -----------------------------
                                           E. Michael Ingram
                                           General Counsel and Secretary






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                   AMENDMENT TO THE NATIONAL DATA CORPORATION
                           1983 RESTRICTED STOCK PLAN



1. The National Data Corporation 1983 Restricted Stock Plan (the "Plan") is hereby amended by deleting Sections 6(b) and 6(d) and substituting in lieu thereof the following:

                          "6(b)   Discretionary Conditions.  Each Restricted
                 Stock Agreement shall also be subject to such additional discretionary conditions as the Committee may determine, including, but not limited to, terms and conditions for compliance with federal and state securities laws, and methods of withholding or providing for the payment of taxes and any performance factors or other criteria. The Committee may specify different terms and conditions for different awards of Restricted Stock and for different Grantees.

                          6(d)    Release of Shares.  Subject to the conditions
                 of Sections 6(g), (h) and (i) of the Plan regarding Termination of Employment, death or Permanent Disability, or acceleration of a Restricted Period, the Company, provided that the Grantee satisfies any performance factors or other criteria set forth in the Restricted Stock Agreement, shall release from escrow and deliver to the Grantee or his legal representative, free of the legend described in Section 6(c) above, the certificate evidencing the Restricted Stock on the date the Restricted Period expires with respect to such certificate."

2. The above amendments to the Plan were approved by the National Data Corporation Board of Directors September 4, 1991 and became effective on such date.

3. Except as amended herein, the Plan as adopted shall remain in full force and effect in accordance with its terms.



                                                   /s/ E. Michael Ingram
                                                   -----------------------------
                                                   E. Michael Ingram,
                                                   General Counsel and Secretary






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                   AMENDMENT TO THE NATIONAL DATA CORPORATION

                           1983 RESTRICTED STOCK PLAN


1. The National Data Corporation 1983 Restricted Stock Plan (the "Plan") is hereby amended by deleting the second full sentence in Section 5 thereof in its entirety and substituting in lieu thereof the following

         "Subject to adjustment in accordance with the provisions of paragraph 7 of the Plan, the maximum number of shares of Common Stock which may be awarded as Restricted Stock under the Plan prior to the approval of the amendments to the Plan by the Company's stockholders at the 1995 Annual Meeting of Stockholders shall be 487,500, and the adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 487,500 shares of Common Stock for issuance only upon the award of Restricted Stock under the Plan. Effective upon the approval of the amendments to the Plan by the Company's stockholders at the 1995 Annual Meeting of Stockholders, subject to adjustment in accordance with the provisions of paragraph 7 of the Plan, the maximum number of shares of Common Stock for which Options may be granted under the Plan shall be increased to 750,000, and the adoption on July 19, 1995 of certain amendments to the Plan by the Board of Directors of the Company shall constitute the reservation of an additional 262,500 shares of Common Stock to be held in escrow and released to the grantee only upon the grantee's satisfaction of specified conditions of continued employment."

2. The above amendments to the Plan were effective October 26, 1995 upon their approval by the holders of a majority of the shares of Common Stock of the Company represented and entitled to vote at the 1995 Annual Meeting of Stockholders at which a quorum was present.

3. Except as amended herein, the Plan as adopted shall remain in full force and effect in accordance with its terms.


                                                  /s/ E. Michael Ingram
                                                  ------------------------------
                                                   E. Michael Ingram
                                                   General Counsel and Secretary